Exhibit 99.1

PROPERTY OF VERASTEM, INC. 1 Corporate Overview | J.P. Morgan Healthcare Conference | January 13, 2020 Verastem Oncology

2 2 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION Safe Harbor Statement This presentation includes forward-looking statements about, among other things, Verastem Oncology’s products and product candidates, including anticipated regulatory submissions, approvals, performance and potential benefits of Verastem Oncology products and product candidates, that are subject to substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Additional information regarding these factors can be found in Verastem’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in any subsequent filings with the SEC, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors that May Affect Future Results”, as well as in our subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (SEC) and available at www.sec.gov and www.verastem.com. The forward-looking statements in this presentation speak only as of the original date of this presentation, and we undertake no obligation to update or revise any of these statements.

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION ▪ The first-approved oral inhibitor of PI3K-δ and PI3K-γ ▪ Exclusively marketed in the US by Verastem Oncology ▪ Partnered in Japan, China, Russia/CIS, Turkey, Middle East, & Africa Full prescribing information, including BOXED WARNING and Medication Guide, is available at www.COPIKTRA.com Investigational Research & Pipeline Products Novel small molecule kinase inhibitors targeting malignant cells both directly and through modulation of the tumor microenvironment ▪ NASDAQ: VSTM ▪ Headquarters: Needham, MA ▪ Incorporated: 2010 Corporate Overview Duvelisib Program ▪ Ongoing registration study in PTCL (FDA Fast Track Designation) ▪ Ongoing clinical investigation as monotherapy and in combination in multiple hematologic malignancies ▪ Phase 2 I-O Combination in Solid Tumors ▪ Pre-Clinical data completed and planned clinical study in combo with CAR-T Defactinib Program ▪ First in Class Investigational FAK inhibitor ▪ Activity in KRAS Mutant Tumors ▪ Phase 2 I-O Combinations ▪ Orphan Designation: Ovarian & mesothelioma in the US & EU 3 CH5126766 Program ▪ First in Class Investigational RAF/MEK inhibitor ▪ Acquired WW Rights from Chugai in Jan-20 ▪ Activity in KRAS Mutant Tumors ▪ Novel Dosing Schedule • Oral Combination study in KRAS Mutant Tumors • Phase 2 Dose defined, ongoing basket trial • Initiate Regulatory Discussions, present Clinical Data in 1H 2020

4 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 4 • Broaden indications for COPIKTRA® • Additional marketed products • Robust pipeline of assets in development • Achieve cash flow break even for both the commercial and clinical COPIKTRA® program • Refocused commercial efforts on large accounts • Right-sized organization • Completed debt restructuring • Advanced new indications for COPIKTRA® 6 YEARS 2 YEARS 5 MONTHS YEARS The Verastem Corporate Plan Dec 2019 June 2021 June 2024

5 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 2019 Recap Corporate and Financial ✓ FY19 Revenue Guidance in the range of $12-$14M ✓ Refinanced Hercules Loan Facility ✓ Appointed Brian Stuglik as CEO ✓ Signed Exclusive License Agreement with Sanofi for the Development and Commercialization of Duvelisib in Russia and CIS, Turkey, the Middle East, and Africa, for a total of 78 countries ✓ Announced a plan to right-size operations that is expected to yield $25M of annualized costs savings beginning in 2020 ✓ FY20 Operating Expense guidance in the range of $110-$115M ✓ Refinanced $121M of Convertible Notes due 2048 ✓ Signed License Agreement with Chugai for the worldwide development and commercialization rights to the RAF/MEK inhibitor CH5126766 COPIKTRA® & Development Pipeline ✓ US Launch of COPIKTRA® in Follicular Lymphoma (FL) ✓ Duvelisib received orphan drug designation from FDA for the treatment of T-Cell Lymphoma ✓ Yakult dosed first patient in Japanese bridging study evaluating COPIKTRA in relapsed or refractory CLL/SLL ✓ Submitted MAA for COPIKTRA® in Europe ✓ ASH 2019 – Presented Duvelisib & Venetoclax Phase 1 Data, and Dose Optimization Data for R/R PTCL from the Phase 2 PRIMO Trial ✓ Expansion of IST Program with focus on combination, earlier lines of therapy, and aggressive cancers Initiation of key company sponsored trials: ✓ TEMPO Study – Phase 2, open-label, intermittent dosing study for patients with R/R iNHL. Expected to enroll ~100 patients. ✓ Duvelisib + PD-1 Inhibitor (Pembrolizumab) – Phase 1b/2 combination study for patients with head and neck squamous cell carcinoma. ✓ DUETTO Study – FL Confirmatory Phase 3 Study

6 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 6 2020 Milestones COPIKTRA® ❑ NCCN Guidelines – PTCL ❑ Complete Accrual on PRIMO ❑ Japan First Patient In – PRIMO ❑ DUV + I/O – First Patient In, Safety Data ❑ Updates on multiple ISTs ❑ Clinical Data on FAK + MEK in 1H 2020 ❑ Clinical Data on FAK + I/O in 1H 2020 ❑ Regulatory Discussions on FAK + MEK in 1H 2020 ❑ EU Regulatory Opinion ❑ EU Partnership ❑ CSPC First Patient In (FL) ❑ Sanofi Regulatory Filings Duvelisib FAK & RAF/MEK Development Commercial

7 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 7 Key Financial Statistics QTD Net Revenue as of 9/30/2019 $9.0M Cash, cash equivalents & investments as of 9/30/2019 $160.2M Shares outstanding as of 9/30/2019 74.3M Shares fully diluted as of 9/30/2019 112.6M Hercules Term Loan Facility $35.0M* 5.00% Convertible Senior Notes Due 2048 $74.6M** QTD Non-GAAP net loss as of 9/30/2019 $26.2M Full-time employees as of 9/30/2019 168 Insider ownership (outstanding / vested) as of 9/30/2019 19.2% / 9.6% *On April 23, 2019, we entered into a 4th Amendment to our existing Agreement with Hercules Capital, Inc. whereas we may borrow up to an aggregate amount of $75.0 million, of which $35.0 million was outstanding as of the date of amendment and 6/30/2019. **The Senior Convertible Notes consist of $28.3M of notes originating from the October 2018 Issuance and $46.4M of notes exchanged under the new notes issued in November 2019.

8 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION Refinancing of Convertible Senior Notes due 2048 $63M $150M $36M $35M $35M $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 Ending Sep 30, 2019 Post Exchange Sr. Secured Notes Issued Oct 2018 Exchange Notes Issued Nov 2019 $51M $134M* Total Debt $185M ▪ Exchanged $114M of 5.00% Notes due in 2048 for ~$63M in newly issued notes and ~$12M in Cash ▪ Lowered the initial conversion price to $1.65 per share. ▪ Lowered the trigger for the company to exercise its conversion option to $2.00 per share ▪ Coupon (5.00%) and Maturity (2048) are unchanged ✓ Lowered Total Debt by $51M ✓ Improved Verastem’s Debt to Equity Ratio Debt Reduction *Since the transaction ~$21M of Bonds have converted and an additional $7M has been exchanged– Proforma Debt Balance of ~$110M

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Senior Management Team



Brian Stuglik
Chief Executive Officer
Global VP & Chief Marketing Officer – Lilly Oncology
Founding Member – Proventus Health Solutions



Cathy Carew
Chief People & Organizational Strategy Officer
Principal - HR Collaborative
Ironwood, ActiveBiotics, Dynogen, Tufts Health Plan



Hagop Youssoufian, MSc, M.D.
Head of Medical Strategy
CMO, BIND Therapeutics, EVP, Progenics,
CMO & EVP, Ziopharm Oncology, SVP, Imclone



Daniel Paterson
President and Chief Operating Officer
CEO - The DNA Repair Co. (now On-Q-ity)
PharMetrics (now IMS), Axion



Jonathan Pachter, Ph.D.
Chief Scientific Officer
Head of Cancer Biology - OSI (now Astellas)



Amy C. Cavers
Chief of Engagement and Innovation
VP Scientific Affairs – TG Therapeutics, Inc.
Sr.Dir Scientific Strategy and Communications – Onyx Therapeutics, VP Marketing – Celgene Corp.



Rob Gagnon
Chief Business and Financial Officer
CFO – Harvard Bioscience, Clean Harbors
VP of Finance – Biogen Idec

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

PROPERTY OF VERASTEM, INC. 10 COPIKTRA® / Duvelisib

11 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 11 Building a Global Brand COPIKTRA® Global Expansion Strategy Regional license $15M Up-front $160M Development and Sales milestones Double digit royalty CHINA JAPAN Regional license $10M Up-front $90M Development and Sales milestones Double digit royalty CANADA UNITED STATES Regional license Planning to file EU Commercialization strategies under review Filed in EU in 2019 Wholly owned & Commercialized RUSSIA & CIS, TURKEY, MIDDLE EAST, & AFRICA Regional license $5M Up-front $42M Development and Sales milestones Double digit royalty

12 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 12 Optimize Accelerate Expand • Moving to Account Based Selling • Upgrading and flattened Field Organization for improved account access and experience • Shifting focus to efficacy based messaging • Improving Thought Leader support • Secure PI3K of choice within several accounts and EMR systems • Executing volume based contracting with GPOs and IDNs • Increasing focus on ‘Reach’ and ‘Breadth’ of prescribing base • Host In-Practice Educational Programs to support field teams across the US • Deploy Nurse Educator roles Changes in Execution to Shift the Launch Trajectory

13 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 13 Grow COPIKTRA® Through Clinical Expansion Sources: 1. Copiktra USPI, 2018 – Accelerated Approval in FL, Full approval in CLL/SLL; 2. Decision Resources, US 2018 Monotherapy for R/R FL and CLL/SLL after 2 Prior Lines 1 FL: 13,000 incidence, 141,000 prevalence2 CLL: 23,000 incidence, 197,000 prevalence2 TODAY: BROADEN REACH Expand into PTCL Expand in CLL/SLL and FL BOLD STEPS Aggressive NHL Subtypes DLBCL, MCL, Richter’s, Transformed FL MAXIMIZE POTENTIAL Combinations with I-O and CAR-T Solid Tumors, NHL Composition of Matter: 2030 IP COPIKTRA is approved for the treatment of adult patients with relapsed or refractory CLL or SLL after at least two prior therapies. For full prescribing and safety information, please refer to the Package Insert and Important Safety Information available at www.COPIKTRA.com.

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Duvelisib Pipeline – PI3K DELTA / PI3K GAMMA INHIBITOR

	PHASE 1 / 1B	PHASE 2	PHASE 3	COLLABORATOR
Company Sponsored Trials				
Relapsed/Refractory CLL/SLL *Randomized open label vs. ofatumumab*	DUO™		*Complete, in long-term follow-up*	
Refractory iNHL *Single arm, monotherapy*	DYNAMO™	*Complete, in long-term follow-up*		
Relapsed/Refractory PTCL *Single arm, monotherapy*	PRIMO	*Enrolling*		
Relapsed/Refractory iNHL – Intermittent Dosing *Randomized, open-label*	TEMPO	*Enrolling*		
Head and Neck Squamous Cell Carcinoma *With Pembrolizumab*	I-O COMBO	*2019* *Not yet recruiting*		
Investigator Sponsored Trials				
1st line, younger CLL/SLL patients *Single arm, with FCR*		*2019* *In long term follow-up*		DANA-FARBER CANCER INSTITUTE
Relapsed/Refractory T Cell Lymphoma *With Romidepsin or Bortezomib*		*2019* *Enrolling*		Memorial Sloan Kettering Cancer Center
Relapsed/Refractory CLL/SLL *With Venetoclax*		*2019* *Enrolling*		DANA-FARBER CANCER INSTITUTE
Relapsed/Refractory CLL/SLL *Ibrutinib Resistant*		*Enrolling*		NIH National Heart, Lung, and Blood Institute
Richter's Syndrome / Transformed FL *With Nivolumab*		*Enrolling*		THE OHIO STATE UNIVERSITY COMPREHENSIVE CANCER CENTER

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

These studies are investigating treatments or outcomes that have not received approval from a Health Authority. The information presented is not intended to convey conclusions of safety or efficacy. There is no guarantee that the outcome of these studies will result in approval by a Health Authority.

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Relapsed/Refractory Peripheral T-Cell Lymphoma (PTCL)

US PREVALENCE[3]

- 1st Line Treatable: **4,000**
- R/R Treatable: **2,800**

UNMET NEED

- Median OS is < 6 months[1]
- NCCN guidelines still recommend clinical trials for relapsed patients[2]
- KOLs are unsatisfied with the available treatment options

EARLY CLINICAL SIGNALS

	Drug / Trial	ORR	CR	FDA decision
INVESTIGATIONAL	**duvelisib** (oral monotherapy) Ph 2 Dose Optimization, n = 33 (Horwitz et al., ASH 2019)	**54% (62% IRR)**	**31%**	**Fast Track Designation**
INVESTIGATIONAL	**duvelisib + romidepsin** Ph 1 IST, n = 27 (Horwitz et al., ASH 2018)	**59%**	**36%**	**-**
APPROVED[3]	**Folotyn** (pralatrexate IV) Single arm, n = 109	27%	8%	AA 2009
APPROVED[3]	**Istodax** (romidepsin IV) Single arm, n = 130	25.4%	14.6%	AA 2011
APPROVED[3]	**Beleodaq** (belinostat IV) Single arm, n = 120	25.8%	10.8%	AA 2014

AA = accelerated approval; CR = complete response; ORR = overall response rate

ONGOING DEVELOPMENT

1. PRIMO **Enrolling**
   (~22 sites in US; ~28 sites in Germany, Italy, UK, and Japan)
2. **IST expansion (total enrollment ~50)**

LEUKEMIA & LYMPHOMA SOCIETY®
fighting blood cancers

COPIKTRA is not indicated for use in the treatment of PTCL, and the safety and efficacy of COPIKTRA in PTCL has not been established. Any such use is investigational only. No head-to-head studies have been conducted comparing Duvelisib to these approved products.

Sources
1 Mak et al., Blood 2011 – mOS for relapsed patients ineligible for HDC/SCT;
2. NCCN Guidelines, T-cell Lymphoma Version 2.2017; 3. FDA PTCL approval packages
3. Teras et. Aa. 2016 US Lymphoid malignancy statistics by World Health Organization subtypes, CA Cancer J Clin Nov 2016; R/R PTCL 70% 1L PTCL Bellei et. al., The outcome of Peripheral T-Cell Lymphoma patients failing first line therapy: A report from the prospective, international T-Cell project, Haematologica Jul 2018

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

16

PRIMO Overview: Optimal Dose Decision

Patient population
- Includes all common PTCL sub-types
- For PTCL, minimum one prior therapy
- No maximum limit of prior therapies
- For CD30+ ALCL, patients must have failed or are ineligible or intolerant to brentuximab vedotin
- No transformation to aggressive lymphoma
- ECOG Performance Status ≤2

RANDOMIZE 1:1

Cohort 1: Duvelisib 25mg BID
N=10
*If SD and tolerable at Cycle 1, intra-patient dose escalation allowed: Increase to 50mg BID; if no change, increase to 75mg BID

Cohort 2: Duvelisib 75mg BID
N=10

Determination of optimal dose

Expansion Phase at Duvelisib Optimal Dose
N=100

Study end points

Primary (Expansion phase):
- ORR on optimal dose

Secondary:
- Safety, DoR, DCR, PFS, OS
- % able to reach optimal dose

Exploratory:
- PK/PD markers

ClinicalTrials.gov Identifier: NCT03372057

Dose Optimization Phase Insights

- ✓ ORR = 50% in evaluable population for each cohort
- ✓ Responses across PTCL subtypes
- ✓ No new safety signals
- Data suggests need for rapid disease control:
  - All early dropouts were on 25 mg BID (n = 7)
  - Increased near-term Gr3+ AEs and SAE on 25 mg cohort
- **PK:** Correlation between dose and higher exposure
- **PD:** Greater baseline immunosuppression in early dropouts as assessed by CD4/CD8 counts

Optimal Dose Decision

- **Start with 75 mg BID for the first 2 cycles then reduce to 25 mg BID**
  - **Rationale:** Debulk, then proactively reduce dose to potentially reduce longer-term toxicities
  - May re-escalate to 75 mg BID if progression at 25 mg BID
- Include all PTCL subtypes and add central pathology review
- Exclude patients with CD4 lymphocytes <50/mm3
- Add an interim data review after 40 patients for safety and futility
- Add ex-US sites (Italy, Germany, UK, Japan)

Expansion phase activated immediately

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

Phase 1/2 Study of Duvelisib and Venetoclax in Patients with Relapsed or Refractory CLL/SLL

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RATIONALE

- Duration of response to monotherapy is limited, especially for patients who have failed BTK inhibitors or have TP53 dysfunction
- PI3K inhibitors kill *ex vivo* CLL cells even in the presence of stroma and enhance cell dependence on the anti-apoptotic protein, BCL-2, for survival (Fig. A/B).


A.
CLL Cell Apoptosis at 24 hours
No stroma
Stroma
% apoptosis
DMSO
PI3Ki
B.
Bad
% depolarization
control
PI3Ki

(A) Treatment with a PI3K inhibitor demonstrates an ability to kill *ex vivo* CLL cells from peripheral blood even in the presence of stroma. (B) PI3K inhibition restores higher levels of apoptotic priming in stroma-exposed CLL cells (Davids et al., *Blood*, 2012

Mechanism of action of DUV and VEN.


BCR
PI3K inhibitor: Duvelisib
BCL-2 inhibitor: Venetoclax
PI3K
AKT
mTOR
BCL-2
Apoptosis

EFFICACY

Best Response to Date:

- ORR: 92% (11/12)
- CR/CRi: 33% (4/12)
- uMRD Blood: 33% (4/12)
- uMRD Marrow: 33% (4/12)
- To date, 3/12 pts completed 4 cycles, 7/12 completed 7 cycles and 2/12 completed 12 cycles

SAFETY

- No DLTs observed
- SAEs (all grade 3): Asymptomatic elevation in amylase and/or lipase (n=2), febrile neutropenia (n=1), pneumonia (n=1)
- No laboratory or clinical TLS
- Poster Reference:

OVERVIEW

- 1-year, time-limited, all oral regimen are encouraging, with CRs and uMRD already observed despite short follow-up
- RP2D of VEN is 400 mg QD in combination with DUV 25 mg BID
- A phase 2 portion of the trial is now accruing for R/R CLL/SLL and includes a separate cohort for Richter's syndrome

Participating Institutions:

- Dana Farber Cancer Institute
- University of Miami - Sylvester
- University of Iowa - Holden
- Northern Light Eastern Maine Medical Center
- Massachusetts General Hospital
- Boston Medical Center
- Berkshire Medical Center

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

COPIKTRA is not indicated for use in combination with Venetoclax. Any such use is investigational only.

18 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 18 Duvelisib is synergistic with PD-1 and OX40 antibodies in B-cell lymphoma (A20) preclinical model • Duvelisib @ 50 mg/kg po, BID • Anti-OX40 @ 100 mg/mouse ip, biweekly x 2 • Duvelisib @ 50 mg/kg po, BID • Anti-PD-1 @ 100 mg/mouse ip, biweekly x 2 ▪ PI3K-delta inhibition is known to reduce immunosuppressive Tregs & enrich memory T cells ▪ PI3K-gamma inhibition is known to reduce immunosuppressive myeloid cells Source: 1. Ali, Nature 2014; Abu Eid, Cancer Res 2017; 2. Kaneda, Nature 2016; De Henau, Nature 2016 COPIKTRA is not indicated for use in the treatment of B-cell lymphoma or in combination with PD-1. The safety and efficacy of COPIKTRA in this setting has not been established. Any such use is investigational only. COPIKTRA is not indicated for use in combination with PD-1 and OX40 antibodies in B-cell lymphoma. Any such use is investigational only.

Ph 1b/2 I-O combination trial in HNSCC

19

- **Stage 1 Primary Objective:** Determine safety & tolerability of duvelisib in combination with pembrolizumab (Keytruda®[1], anti-PD-1) in recurrent/ metastatic head and neck squamous cell carcinoma (R/M HNSCC)
- **Stage 2 Primary Objective:** Characterize the overall response rate of duvelisib in combination with pembrolizumab
- **Phase 1b/2 trial design:** Simon 2-stage, R/M HNSCC 1st or 2nd line, IO naïve (*trial design updated following review with CRO and investigators)*


Stage 1 (N = 13)
Stage 2 (N = 17)
Duvelisib 25 mg BID monotherapy run-in for 1 week
Duvelisib 25 mg BID in combination with pembrolizumab (200 mg q3w)
Evaluate ORR after N=13 have been through at least one response assessment for Stage 1
If > 2 CR or PR, continue with Stage 2 enrollment
Duvelisib 25 mg BID in combination with pembrolizumab (200 mg q3w)
Cycle 1
1 wk mono + 3 wks combo
Scans every 3 cycles
Cycle 2
3 wks combo
Cycle 3
3 wks combo
(continue combo until PD)
3 week combo cycles
Scans every 3 cycles
(continue combo until PD)
DLT Period (first 6 subjects only)

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

1. KEYTRUDA® is a registered trademark of Merck Sharp & Dohme Corp., a subsidiary of Merck & Co., Inc.

20 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 20 Opportunity: Additional Therapy Options are Needed for Chronic iNHL Patients FL US PREVALENCE 20181 141,000 13,500 22,205 CLL/SLL US PREVALENCE 20181 197,000 1ST LINE TREATABLE PATIENTS/YEAR (AVG.)1 65-75 AGE AT DIAGNOSIS2 MEDIAN OS 10+ YEARS3 AGING BABY BOOMER POPULATION INCREASED DIAGNOSES NEED FOR MORE LINES OF THERAPY INCREASED DEMAND FOR ORAL TARGETED THERAPIES Increasing Elderly At-Risk Patient Population Additional Therapy Options Needed for Chronic Disease Control Sources 1. Decision Resources, 2016-2018 annual estimates; 2018 annual estimates; 2. SEER, FL and CLL statistics; 3. NHI, NHL and CLL PDQ

21 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 21 COPIKTRA® for CLL/SLL Patients with at Least 2 Prior Therapies Progression-free Survival (COPIKTRA vs. Ofatumumab) PFS per IRC in Patients with at Least 2 Prior Therapies (N = 196) COPIKTRA is approved for the treatment of adult patients with relapsed or refractory CLL or SLL after at least two prior therapies. For full prescribing and safety information, please refer to the Package Insert and Important Safety information available at www.COPIKTRA.com. Sources Copiktra USPI, 2018 Kaplan-Meier estimate. CI, confidence interval; HR, hazard ratio; ITT, intention to treat; SE, standard error

22 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 22 COPIKTRA® for CLL/SLL Patients with at Least 2 Prior Therapies PFS Analysis by Selected Variables PFS Analysis in High-Risk Patient Subgroups (N = 196)* COPIKTRA is approved for the treatment of adult patients with relapsed or refractory CLL or SLL after at least two prior therapies. For full prescribing and safety information, please refer to the Package Insert and Important Safety information available at www.COPIKTRA.com. Sources Data on file * Pre-specified patient subgroups; Analysis not powered to show statistical significance in PFS COPIKTRA Ofatumumab

23 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 23 COPIKTRA® for CLL/SLL Patients with at Least 2 Prior Therapies ORR and LNRR Overall Response Rate (ORR) per IRC1 Lymph Node Response Rate (LNRR) per IRC 2 Data were evaluated based on the International Workshop on CLL or revised International Working Group response criteria, with modification for treatment-related lymphocytosis LNRR was not ranked or formally tested in the hierarchy of key secondary endpoints Lymph node response was defined as ≥50% reduction in target lesion size COPIKTRA is approved for the treatment of adult patients with relapsed or refractory CLL or SLL after at least two prior therapies. For full prescribing and safety information, please refer to the Package Insert and Important Safety information available at www.COPIKTRA.com. Sources 1. Copiktra USPI, 2018; 2. Data on file COPIKTRA

24 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 24 Outcome per IRC FL N = 83 ORR, n (%) a 35 (42%) 95% CI (31, 54) CR, n (%) 1 (1%) PR, n (%) 34 (41%) Duration of response Range, months 0.0+ to 41.9+ Patients maintaining response at 6 months, n/N (%) 15/35 (43%) Patients maintaining response at 12 months, n/N (%) 6/35 (17%) Abbreviations: CI = confidence interval; CR = complete response; IRC = Independent Review Committee; ORR = overall response rate; PR = partial response a Per IRC according to Revised International Working Group criteria + Denotes censored observation FL: Data Supporting Accelerated Approval Efficacy in Patients with Relapsed or Refractory FL ▪ Primary data supporting accelerated approval is from the DYNAMO™ Phase 2 trial of duvelisib in patients with refractory indolent NHL ▪ Heavily pre-treated double refractory patient population, with median of 3 prior lines of therapy Inclusion criteria required that patients be refractory to both rituximab and a chemotherapy regimen or RT. Refractory is defined as no response while on therapy, or progressive disease within 6 months of the last dose. COPIKTRA is approved for the treatment of adult patients with relapsed or refractory CLL or SLL after at least two prior therapies. For full prescribing and safety information, please refer to the Package Insert and Important Safety information available at www.COPIKTRA.com. Sources Copiktra USPI, 2018

Copiktra® (duvelisib) 15mg | 25mg capsules

Pooled Analysis of Safety Supporting Approval

25

442 Patients with Previously Treated Hematologic Malignancies

Most Common Adverse Reactions (≥ 10% Grade ≥ 3 or ≥ 20% Any Grade) in Patients with B-cell Malignancies Receiving COPIKTRA®

Adverse Reactions	COPIKTRA 25 mg BID (N = 442)	
	Grade ≥ 3 n (%)	Any Grade n (%)
Neutropenia †	132 (30%)	151 (34%)
Diarrhea or colitis †[a]	101 (23%)	222 (50%)
Pneumonia †[b]	67 (15%)	91 (21%)
Anemia †	48 (11%)	90 (20%)
Rash †[c]	41 (9%)	136 (31%)
Fatigue †	22 (5%)	126 (29%)
Pyrexia	7 (2%)	115 (26%)
Musculoskeletal pain †	6 (1%)	90 (20%)
Nausea †	4 (<1%)	104 (24%)
Cough †	2 (<1%)	111 (25%)
Upper respiratory tract infection †	2 (<1%)	94 (21%)

Serious adverse reactions were reported in 289 patients (65%). The most frequent serious adverse reactions that occurred were:

- infection (31%) †
- diarrhea or colitis (18%) †
- pneumonia (17%) †
- rash (5%) †
- pneumonitis (5%) †

† Grouped term for reactions with multiple preferred terms
[a] Diarrhea or colitis includes the preferred terms: colitis, enterocolitis, colitis microscopic, colitis ulcerative, diarrhea, diarrhea hemorrhagic
[b] Pneumonia includes the preferred terms: All preferred terms containing "pneumonia" except for "pneumonia aspiration"; bronchopneumonia, bronchopulmonary aspergillosis
[c] Rash includes the preferred terms: dermatitis (including allergic, exfoliative, perivascular), erythema (including multiforme), rash (including exfoliative, erythematous, follicular, generalized, macular & papular, pruritic, pustular), toxic epidermal necrolysis and toxic skin eruption, drug reaction with eosinophilia and systemic symptoms, drug eruption, Stevens-Johnson syndrome

COPIKTRA is approved for the treatment of adult patients with relapsed or refractory CLL or SLL after at least two prior therapies.

For full prescribing and safety information, please refer to the Package Insert and Important Safety Information available at www.COPIKTRA.com.

Sources
Copiktra USPI, 2018

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

26 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION FAK and RAF/MEK Program Targeting KRAS Mutant Cancers

27 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 27 Defactinib + CH5126766: Potential Best-in-Class Combination for RAS/RAF-Mutant Cancers ▪ Defactinib and CH5126766 have each shown independent clinical activity in RAS mutant cancers ▪ MEK blockade activates pFAK as a potential escape mechanism ▪ Multiple preclinical studies provide rationale for why FAK and MEK inhibitors are synergistic ▪ Defactinib is generally well tolerated, and has a non-overlapping safety profile relative to CH5126766. A manageable all-oral combination regimen has been defined. ▪ Initial clinical data with the combination are promising including both objective response rate and durability ▪ We are exploring the breadth of this activity against KRAS mutant cancers and the clinical results will be presented at an upcoming scientific meeting (1H 2020)

28 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 28 This licensing transaction and combination of defactinib + CH5126766 are potentially transformative for Verastem Oncology ▪ This transaction is aligned with and supports our 6-2-5 strategy to build a company with multiple products as we continue to make progress with our lead agent Copiktra® ▪ The RAS/RAF/MEK pathway represents a large market with high unmet need ▪ Given the potential of this opportunity, the company will be evaluating various partnering strategies ▪ Based on the promising objective response rate and manageable safety profile of this combination in patients with KRAS mutant tumors: oVerastem Oncology has in-licensed world-wide rights to CH5126766 oVerastem Oncology to initiate regulatory discussions in 1H 2020 to further define the initial registration-directed study for the defactinib + CH5126766 combination

Ongoing Investigator-Sponsored Basket Study of CH5126766 + Defactinib in KRAS-mutant Cancers

29



Dr. Udai Banerji
Royal Marsden Hospital

Phase I

Advanced Solid Cancers

- CH5126766 oral twice wkly x 3 every 4 wks
- Defactinib oral BID daily x 3 wks q 4 wks
- 3 cohorts increasing doses to full single agent doses (CH5126766 4mg & Defactinib 400 mg)

Recommended Phase 2 Dose has been determined and expansion cohorts are underway

- Advanced NSCLC KRAS-Mut* (20 patients)
- LGSOC* (20 patients)
- Advanced CRC RAS-Mut* (10 patients)
- Advanced Solid Tumors Enriched for RAS-Mut* (Biopsy Amenable)

*"Refractory to conventional treatment or for which no conventional treatment exists"

Results to be presented at a scientific conference in 1H-2020

Verastem Oncology

PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

30 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 30 Defactinib Pipeline – FAK Inhibitor PHASE 1 / 1B PHASE 2 PHASE 3 COLLABORATOR Investigator Sponsored Trials NSCLC, Pancreatic, Mesothelioma With Pembrolizumab Resectable Pancreatic Ductal Adenocarcinoma With Pembrolizumab Pancreatic, relapsed With Pembrolizumab + Gemcitabine Advanced Solid Tumors With RAF/MEK Inhibitor Carboplatin Resistant Ovarian With Platinum + Taxane Dose-escalation complete; In expansion phase Dose-escalation Dose-escalation complete; In expansion phase Enrolling These studies are investigating treatments or outcomes that have not received approval from a Health Authority. The information presented is not intended to convey conclusions of safety or efficacy. There is no guarantee that the outcome of these studies will result in approval by a Health Authority. 2019 2019 Dose-escalation complete; In expansion phase 2019

High Unmet Need in RAS/RAF/MEK/ERK-Driven Cancers

31

- 30 percent of all human cancers are driven by mutations of the RAS family of genes
- Patients with mutations of the RAS family have an overall worse prognosis
- Multiple approaches (direct targeting, blocking downstream signal processing, identify new targets that oncogenic RAS proteins depend on for their survival) have resulted in modest progress with a limited number of approved therapies
- Single agent therapies (e.g. MEK inhibitors) associated with the development of resistance
- Tolerable combination regimens with MEK inhibitors have been challenging

References:
McCormick F Clin Cancer Res 15April2015
Adderley H et al. EBioMedicine 01Mar2019
Papke B et al. Science 17Mar2017
Ryan M et al. Nature Reviews Clinical Oncology 01Oct2018
NIH cancer.gov/research/key-initiatives/ras

Verastem Oncology

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32 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 32 The Importance of RAS Pathway in Human Cancers Common Mutations in Many Large Cancer Types References: 1. Reference for RAS mt frequencies – Cox et al. Nature Reviews 13: 828, 2014 2. Reference for KRAS mt in LGSOC – Grisham ASCO 2012 3. Reference for BRAF mt frequencies – Turski et al. Mol Cancer Ther 15: 533, 2016 Other cancers driven by MEK-ERK pathway activation NRAS-mutant Cancers1 Melanoma Multiple Myeloma 28% 20% BRAF-mutant Cancers3 Melanoma Ovarian 60% 35 - 60% Papillary Thyroid 30 - 80% KRAS-mutant Cancers1 NSCLC Colorectal Pancreatic Uterine Endometrioid LGSOC2 31% 45% 98% 21% 18%

33 CONFIDENTIAL. Do Not Distribute. © Verastem Inc. 2018 33 KRAS mutation status: % frequency by tumor type Source: TCGA Database Lung Adenocarcinoma Colorectal Adenocarcinoma Pancreatic Adenocarcinoma Uterine Endometrioid Carcinoma G12C G12V G12D G12A G13C G12S G13D 0 5 10 15 NSCLC Adenocarcinoma 13.2% G12C mutation KRAS Mutation % o f p a t i e n t s G12D G12V G13D A146T G12C G12A G12S 0 5 10 15 Colorectal Adenocarcinoma 2.9% G12C mutation KRAS Mutation % o f p a t i e n t s G12D G12V G12R Q61H Q61R G12A G12C 0 10 20 30 Pancreatic Cancer 0.6% G12C mutation KRAS Mutation % o f p a t i e n t s G12D G12V G13D G12A G12C G13C Q61H 0 2 4 6 8 10 Uterine Endometrioid Carcinoma 1.6% G12C mutation KRAS Mutation % o f p a t i e n t s

FAK is critical for multiple aspects of tumor progression

34


Extracellular Matrix
Eph kinases
PDGFr
EGFr
cMETr
GPCr
Cell Membrane
Integrins
Src
ASAPT
GRB2
SUMO
FERM
Kinase
FAT
FAK
397
576
577
861
910
925
p130Cas
Focal adhesion contacts
Motility
Inplantation/Invasion
Anti-apoptosis/
Anti-anoikis (survival)
Angiogenesis
Cell adhesion
Drug resistance

Brunton VG & Frame MC. *Curr Opin Pharmacol.* 2008;8:427
Schlaepfer DD et al. *Biochim Biophys Acta.* 2004;1692:77

- Focal Adhesion Kinase (FAK) is a non-receptor tyrosine kinase that mediates signaling downstream of integrins & growth factor receptors
- Plays key roles in metastasis and drug resistance
- Immuno-Oncology/Tumor Microenvironment
  - FAK inhibition reduces immune suppressive cell populations in the tumor microenvironment: Tregs, M2 tumor-associated macrophages, MDSCs
  - FAK inhibition reduces stromal density: Facilitates entry of cytotoxic T cells into tumor

Verastem Oncology
PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION

35 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 35 Defactinib (VS-6063) – Selective FAK Inhibitor p F A K ( Y 3 9 7 ; H S c o r e ) D a y 1 D a y 1 0 0 5 0 1 0 0 1 5 0 Pre-treatment Post-treatment pFAK (Y397; H - Score) * 03-315 OVARIAN CANCER: TUMOR BIOPSIES MESOTHELIOMA: TUMOR BIOPSIES FAK EC50 = 15 nM Defactinib Defactinib µM % C e l l u l a r A u t o p h o s p h o r y l a t i o n 0.0001 0.001 0.01 0.1 1 10 0 25 50 75 100 Dosage: Oral, 400mg BID • Studied in 300+ patients with good safety profile observed to date • DLT not reached • Early signs of clinical efficacy • Well established safety profile as a single agent and in combination: • MEK/RAF, PD-1, Chemotherapy

Clinical Activity of Defactinib Monotherapy in KRAS mutant NSCLC

36

KRAS mt is necessary for sensitivity to FAK inhibition in NSCLC cell lines


Control
siRNA FAK (1)
siRNA FAK (2)
Oncogenic KRAS
wt KRAS
Relative viability
A547
H460
A549
H1264
HCC95
H1563
Mutant INK4a/ARF NSCLC
HCC44
H2030
A2009
H358
H2087
H522
Mutant p53 NSCLC

12-week PFS rate of experimental agents for KRAS mt NSCLC


50%
40%
30%
20%
10%
0%
36%
3 median prior lines
10%
33%
1 median prior line
40%
2 median prior lines
30 - 45%
1 median prior line
45%
1 median prior line
Defactinib
Placebo[1]
Gefitinib[1]
Sorafenib[2]
Docetaxel[1,3,4]
Trametinib[3]

"VS-6063 was generally well tolerated and suitable for long-term dosing. In this cohort of heavily pretreated patients, there were signs of single-agent activity comparable to other targeted agents and docetaxel. ***Future directions include possible combination studies with existing standard and emerging therapies, including checkpoint inhibitors."***
—Dr. David Gerber, IASLC 2015; Lung Cancer 2020

Reference:

Konstantinidou G et al. Cancer Discovery 2013;3:444-57

References:

1. Phase 3 INTEREST, Douillard et al., JCO 2010
2. Phase 3 MISSION, Mok et al., ESMO 2012
3. Phase 2, Blumenschein et al., Ann Oncol 2015
4. Phase 2, Janne et al., Lancet 2013

Verastem Oncology

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Targeting FAK Overcomes Key Resistance Mechanisms to BRAF & MEK Inhibitors

37



Growth factors
ECM
RTK
Integrin
β
α
GPCR
FAK
Gαq
P
Y397
SRC
RhoA
RAS
RAC
RAF
PAK1
MEK
ERK
RhoA
YAP
Proliferation/Survival/Migration

- **MEK inhibition induces compensatory activation of pFAK preclinically and clinically (Banerji, BTOG 2019)**
- BRAF & MEK inhibitors can block Growth Factor-stimulated ERK signaling, but Cell Attachment can also stimulate ERK signaling through a FAK-dependent pathway (Slack-Davis, JCB 162:281, 2003)
- GPCR-mediated activation of RhoA and YAP pathways through FAK (Feng, Cancer Cell, 2019) may also confer cancer cell proliferation and survival bypassing the ERK pathway
- Signaling through a RhoA-FAK axis is required for maintenance of KRAS-dependent lung adenocarcinomas (Konstantinou, Cancer Discovery 3:444, 2013)
- BRAF inhibition generates a drug-tolerant microenvironment for melanoma cells which can be abolished by FAK inhibition (Hirata, Cancer Cell 27:574, 2015)

Verastem Oncology

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38 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 38 Screen for Synergy with Defactinib Identified MEK Inhibitors (& CH5126766) as Top Hit TOV-21G CELLS KRAS-MUTANT OVARIAN CANCER Defactinib Defactinib + Trametinib Loewe Model H441 CELLS KRAS-MUTANT NON-SMALL-CELL LUNG CANCER Defactinib Defactinib + Trametinib Loewe Model 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 SW982 cells Defactinib (mM) R e l a t i v e V i a b i l i t y Defactinib Defactinib x RO-5126766 @ 0.08uM Loewe model SW982 CELLS SARCOMA BRAF:pV600E Defactinib Defactinib + CH5126766 Loewe Model 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 Mero-14 cells Defactinib (mM) R e l a t i v e V i a b i l i t y Defactinib Defactinib x RO-5126766 @ 0.156uM Loewe model MERO-14 CELLS MESOTHELIOMA Defactinib Defactinib + CH5126766 Loewe Model 0.01 0.1 1 10 100 0.0 0.5 1.0 1.5 CAL-51 cells Defactinib (mM) R e l a t i v e V i a b i l i t y Defactinib Defactinib x RO-5126766 @ 0.156uM Loewe model CAL-51 CELLS TRIPLE NEGATIVE BREAST CANCER Defactinib Defactinib + CH5126766 Loewe Model Verastem issued patent on FAK/MEK inhibitor combinations

39

CH5126766 is a Unique Small Molecule RAF/MEK Inhibitor

- CH5126766 uniquely inhibits both MEK kinase and RAF kinase activities


RAS
RAF
MEK
ERK
Proliferation & Survival

- Standard MEK inhibitors (e.g. PD0325901) paradoxically induce MEK phosphorylation (pMEK) by relieving ERK-dependent feedback inhibition of RAF which may limit their efficacy

- By inhibiting RAF phosphorylation of MEK, CH5126766 has the advantage of not inducing pMEK

- This unique mechanism of CH5126766 enables more effective inhibition of ERK signaling, and may confer enhanced therapeutic activity against ERK-dependent, RAS or BRAF mutant tumors


MEK1
IC50: 0.16 ± 0.043 µmol/L
RAF family
IC50(CRAF●): 0.056 ± 0.016 µmol/L
IC50(BRAF □): 0.019 ± 0.0030 µmol/L
IC50(BRAF V600E▲): 0.0082 ± 0.0015 µmol/L
% Inhibition
CH5126766 conc. (µmol/L)


CH5126766
PD0325901
0 0.01 0.03 0.1 0.3 1 3 10
pMEK
MEK
pERK
ERK

Reference:
Ishii et al., Cancer Research, 2013

Verastem Oncology
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40 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 40 CH5126766 is effective against multiple RAS & RAF mutations: Potential to act more broadly or be combined with agents targeting specific mutations only Reference: Ishii et al., Cancer Research, 2013 PD0325901 (mirdametinib) is a conventional MEK inhibitor

41 Background Presented by: Maxime Chénard-Poirier, MD • CH5126766: MEK inhibitor with functional pan-RAF inhibition, first-in-class agent • Dose escalation by Martinez-Garcia et al. 2012 • MTD 2.25 mg, once daily • MTD 4.0 mg, 4 days on/3 days off • MTD 2.7 mg, 7 days on/7 days off • Promising activity: tumor shrinkage in 40 % of pts • Development of these schedules challenging Ishii et al. Cancer Res; 2013 Jul 1;73(13):4050-60 Martinez-Garcia et al. Clin Cancer Res. 2012 Sep 1;18(17):4806-19 CH5127566

42 Background Presented by: Maxime Chénard-Poirier, MD • In view of promising activity, a different trial design was investigated to mitigate toxicity • Mean terminal t1/2 of ≈ 60 hours • 2x-weekly and 3x-weekly scheduling, in 4 week cycles • Led by the Drug Development Unit at RMH/ICR 4.0mg 2x week n=8 4.0mg 3x week n=7 RP2D 4.0mg 2x week 3.2mg 3x week n=7 2 DLTs 1 DLTs Dose escalation n=22

43 Adverse Events Presented by: Maxime Chénard-Poirier, MD Adverse event details Expansion: 4mg 2x weekly n=26 Martinez-Garcia et al. CCR 2012 Patient treated at OD MTD n=6 All grades ≥ Gr. 3 ≥ Gr. 3 Rash-related 22 (84.6%) 5 (19.2%) 3 (50.0%) CK elevation 15 (57.7%) 2 (7.6%) 1 (16.7%) Blurred vision 13 (50%) 0 0 Peripheral oedema 10 (38.5%) 0 0 Diarrhoea 9 (34.1%) 1 (3.8%) 0 Mucositis/Mouth ulcer 8 (30.8%) 1 (3.8%) 0 Fatigue 6 (23.1%) 1 (3.8%) 0 Nausea 5 (19.2%) 0 0 Martinez-Garcia et al. Clin Cancer Res. 2012 Sep 1;18(17):4806-19

Results: *KRAS*^{mut} NSCLC - Adenocarcinoma

44

Best response by RECIST v1.1


Best Response % change from baseline
20
0
-20
-40
-60
-80
19
5
0
0
-8
-14
-22
-38
-44
-68
KRASmut NSCLC

Progression Free Survival


KRASmut NSCLC
Best Response
Partial Response
Stable Disease
Reason off study
Ongoing
PD
Toxicity
Withdrew consent
Deteriorating performance
0
10
20
24
30
55
65
120
140
PFS (weeks)

PRESENTED AT: ASCO ANNUAL MEETING '17 | #ASCO17
Slides are the property of the author. Permission required for reuse.
Presented by: Maxime Chénard-Poirier, MD

Results: Gynaecological cancers

45

Best response by RECIST v1.1


Best Response % change from baseline
20
0
-20
-40
-60
-80
4
1
-30
-48
-65
Ovarian ($KRAS^{mut}$)
Endometrial ($KRAS^{mut}$)
Ovarian ($BRAF^{mut}$)
Endometrial ($KRAS^{mut}$)
Ovarian ($KRAS^{mut}$)

Progression Free Survival


Ovarian ($KRAS^{mut}$)
Ovarian ($BRAF^{mut}$)
Endometrial ($KRAS^{mut}$)
Ovarian ($KRAS^{mut}$)
Endometrial ($KRAS^{mut}$)
0
10
20
24
30
40
50
PFS (weeks)
Best Response
Partial Response
Stable Disease
Progressive Disease
Reason off study
* PD

PRESENTED AT: ASCO ANNUAL MEETING '17 | #ASCO17
Slides are the property of the author. Permission required for reuse.
Presented by: Maxime Chénard-Poirier, MD

46 Conclusion • CH5127566 (RO5126766) is a potent and well-tolerated RAF-MEK inhibitor • Twice-weekly scheduling improved therapeutic index • Multiples responses in KRAS- and BRAF-mutated malignancies, with impressive results in NSCLC and gynaecological cancers • Preliminary results suggesting single-agent activity in relapsed/refractory multiple myeloma • Ongoing cohort Presented by: Maxime Chénard-Poirier, MD

PROPERTY OF VERASTEM, INC. 47 KRASM MEK + FAK inhibitor combinations Phosphoproteomic signature of KRASM A549 NSCLC cell line exposed to Trametinib for 1hr shows feedback loops involving FAK Serrels A Cell 2015, 163:160-173

PROPERTY OF VERASTEM, INC. 48 48 Tumor regression achieved with FAK + RAF/MEK Combination in KRAS-mutant Ovarian Xenograft Model (TOV21G)

49 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 49 Supporting Materials

Copiktra®
(duvelisib) 15mg | 25mg capsules

50

Indication

COPIKTRA is a kinase inhibitor indicated for the treatment of adult patients with:

- **Relapsed or refractory chronic lymphocytic leukemia (CLL) or small lymphocytic lymphoma (SLL) after at least two prior therapies.**
- **Relapsed or refractory follicular lymphoma (FL) after at least two prior systemic therapies.**

  This indication is approved under accelerated approval based on overall response rate. Continued approval for this indication may be contingent upon verification and description of clinical benefit in confirmatory trials.

Dosing & Administration

25 mg orally, twice daily. Modify dosage for toxicity.

Selected Important Safety Information

WARNING: FATAL AND SERIOUS TOXICITIES: INFECTIONS, DIARRHEA OR COLITIS, CUTANEOUS REACTIONS, and PNEUMONITIS

- **Fatal and/or serious infections occurred in 31% of COPIKTRA-treated patients. Monitor for signs and symptoms of infection. Withhold COPIKTRA if infection is suspected.**
- **Fatal and/or serious diarrhea or colitis occurred in 18% of COPIKTRA-treated patients. Monitor for the development of severe diarrhea or colitis. Withhold COPIKTRA.**
- **Fatal and/or serious cutaneous reactions occurred in 5% of COPIKTRA-treated patients. Withhold COPIKTRA.**
- **Fatal and/or serious pneumonitis occurred in 5% of COPIKTRA-treated patients. Monitor for pulmonary symptoms and interstitial infiltrates. Withhold COPIKTRA.**

Warnings and Precautions

- Hepatotoxicity: Monitor hepatic function.
- Neutropenia: Monitor blood counts.
- Embryo-Fetal toxicity: COPIKTRA can cause fetal harm. Advise patients of potential risk to a fetus and to use effective contraception.

Contraindications: None.

Most common adverse reactions (≥ 20%): Diarrhea or colitis, neutropenia, rash, fatigue, pyrexia, cough, nausea, upper respiratory infection, pneumonia, musculoskeletal pain, and anemia.

Source
Copiktra USPI, 2018

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For full prescribing and safety information, please refer to the Package Insert and Important Safety Information available at www.COPIKTRA.com.

51 PROPERTY OF VERASTEM, INC. – NOT FOR DISTRIBUTION OR DISSEMINATION 51 Verastem, Inc. Reconciliation of GAAP to Non-GAAP Financial Information (in thousands, except per share amounts) (unaudited) Three months ended September 30, Nine months ended September 30, 2019 2018 2019 2018 Net Loss Reconciliation Net Loss (GAAP basis) $ (30,139) $ (21,668) $ (110,435) $ (61,085) Adjust: Amortization of acquired intangible asset 392 31 1,177 31 Stock-based compensation expense 1,915 2,040 7,228 4,908 Non-cash interest, net 1,611 156 4,426 335 Severance and Other 40 — 1,820 — Adjusted Net Loss (non-GAAP basis) $ (26,181) $ (19,441) $ (95,784) $ (55,811)